CONTACTS: Arista Joyner Manager Corporate Communications T - (412) 433-3994 E - AEjoyner@uss.com	Kevin Lewis Vice President Finance T - (412) 433-6935 E - KLewis@uss.com	NEWS RELEASE

FOR IMMEDIATE RELEASE:

U. S. Steel Delivers Another Strong Quarter; Best for All® Strategy On-Track

•Second quarter 2023 net earnings of $477 million, or $1.89 per diluted share
•Second quarter 2023 adjusted net earnings of $483 million, or $1.92 per diluted share
•Second quarter 2023 adjusted EBITDA of $804 million

PITTSBURGH, July 27, 2023 – United States Steel Corporation (NYSE: X) reported second quarter 2023 net earnings of $477 million, or $1.89 per diluted share. Adjusted net earnings was $483 million, or $1.92 per diluted share. This compares to second quarter 2022 net earnings of $978 million, or $3.42 per diluted share. Adjusted net earnings for the second quarter 2022 was $1,116 million, or $3.89 per diluted share.
Commenting on the second quarter's performance, U. S. Steel President and Chief Executive Officer David B. Burritt said, “We are pleased to deliver strong results for the quarter, supported by healthy sequential growth in the Mini Mill segment in both adjusted EBITDA and EBITDA margin. We generated $713 million of cash from operations in the quarter and free cash flow of $101 million, further strengthening our balance sheet. Our in-flight strategic projects remain fully funded and we are prioritizing direct returns consistent with our capital allocation framework, with $86 million returned to stockholders through buybacks and dividends in the second quarter.”
Burritt continued, “We are executing exceptionally well against our strategic initiatives, with all in-flight projects progressing on-time and on-budget. Notably, our non-grain oriented, or NGO, electrical steel line at Big River Steel is currently being commissioned and on track to start-up later in the third quarter. Customer demand has been robust for our NGO steels and we are pleased to announce that we've already secured our first customer orders in both industrial and electric vehicle markets.”

©2023 U. S. Steel. All Rights Reserved www.ussteel.com United States Steel Corporation

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Commenting on the Company's Best for All strategy, Burritt concluded, “We are an essential partner to the countries and communities where we operate. Notably, we are supplying customers with cutting edge steels that are mined, melted and made in the USA. Our strategy is expanding our competitive advantages and generating growth and returns for stockholders as we strengthen domestic supply chains and support advanced manufacturing returning to our shores. We remain bullish for
U. S. Steel.”

Earnings Highlights
	Three Months Ended June 30,		Six Months Ended June 30,
(Dollars in millions, except per share amounts)	2023	2022	2023	2022
Net Sales	$5,008	$6,290	$9,478	$11,524
Segment earnings (loss) before interest and income taxes
Flat-Rolled	$231	$793	$224	$1,322
Mini Mill	132	270	144	548
U. S. Steel Europe	72	280	38	544
Tubular	157	107	389	184
Other	(12)	(12)	(9)	(5)
Total segment earnings before interest and income taxes	$580	$1,438	$786	$2,593
Other items not allocated to segments	(16)	(184)	(33)	(221)
Earnings before interest and income taxes	$564	$1,254	$753	$2,372
Net interest and other financial benefits	(57)	(8)	(118)	(18)
Income tax expense	144	284	195	530
Net earnings	$477	$978	$676	$1,860
Earnings per diluted share	$1.89	$3.42	$2.67	$6.45

Adjusted net earnings (a)	$483	$1,116	$678	$2,026
Adjusted net earnings per diluted share (a)	$1.92	$3.89	$2.68	$7.01
Adjusted earnings before interest, income taxes, depreciation and amortization (EBITDA) (a)	$804	$1,636	$1,231	$2,989
(a) Please refer to the non-GAAP Financial Measures section of this document for the reconciliation of these amounts. The prior year was retroactively adjusted to reflect the reclassification of stock-based compensation expense.

*****
The Company will conduct a conference call on the second quarter earnings on Friday, July 28, 2023, at 8:30 a.m. Eastern. To listen to the webcast of the conference call and to access the Company's slide presentation, visit the U. S. Steel website, www.ussteel.com, and click on the “Investors” section. Replay will be available on the website after 10:30 a.m. on July 28, 2023.

©2023 U. S. Steel All Rights Reserved www.ussteel.com United States Steel Corporation

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UNITED STATES STEEL CORPORATION
PRELIMINARY SUPPLEMENTAL STATISTICS (Unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
OPERATING STATISTICS
Average realized price: ($/net ton unless otherwise noted) (a)
Flat-Rolled	1,088	1,339	1,050	1,352
Mini Mill	1,011	1,331	897	1,349
U. S. Steel Europe	965	1,217	939	1,162
U. S. Steel Europe (€/net ton)	886	1,142	868	1,064
Tubular	3,493	2,727	3,636	2,543

Steel shipments (thousands of net tons): (a)
Flat-Rolled	2,235	2,365	4,513	4,312
Mini Mill	587	615	1,246	1,122
U. S. Steel Europe	1,034	1,067	1,917	2,177
Tubular	111	136	242	264
Total steel shipments	3,967	4,183	7,918	7,875

Intersegment steel (unless otherwise noted) shipments (thousands of net tons):
Mini Mill to Flat-Rolled	142	110	225	199
Flat-Rolled to Mini Mill	—	23	—	23
Flat-Rolled to Mini Mill (pig iron)	86	—	115	—
Flat-Rolled to USSE (b)	159	82	458	82

Raw steel production (thousands of net tons):
Flat-Rolled	2,529	2,424	4,922	4,629
Mini Mill	749	750	1,508	1,351
U. S. Steel Europe	1,213	1,216	2,305	2,304
Tubular	129	168	300	324

Raw steel capability utilization: (c)
Flat-Rolled	77%	74%	75%	71%
Mini Mill	91%	91%	92%	83%
U. S. Steel Europe	97%	98%	93%	93%
Tubular	57%	75%	67%	73%

CAPITAL EXPENDITURES (dollars in millions)
Flat-Rolled	104	112	243	229
Mini Mill	488	179	1,051	390
U. S. Steel Europe	16	17	42	34
Tubular	5	3	17	7
Other Businesses	—	—	—	—
Total	$613	$311	$1,353	$660
(a) Excludes intersegment shipments.
(b) Consists of coal in 2023 and iron ore pellets and fines in 2022.
(c) Based on annual raw steel production capability of 13.2 million net tons for Flat-Rolled, 3.3 million net tons for Mini Mill, 5.0 million net tons for U. S. Steel Europe and 0.9 million net tons for Tubular.

©2023 U. S. Steel All Rights Reserved www.ussteel.com United States Steel Corporation

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UNITED STATES STEEL CORPORATION
CONDENSED STATEMENT OF OPERATIONS (Unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
(Dollars in millions, except per share amounts)	2023	2022	2023	2022
Net Sales	$5,008	$6,290	$9,478	$11,524

Operating expenses (income):
Cost of sales	4,161	4,661	8,114	8,484
Selling, general and administrative expenses	103	112	202	229
Depreciation, depletion and amortization	224	198	445	396
Earnings from investees	(38)	(95)	(25)	(131)
Asset impairment charges	—	151	4	157
Restructuring and other charges	2	17	3	34
Other gains, net	(8)	(8)	(18)	(17)
Total operating expenses	4,444	5,036	8,725	9,152

Earnings before interest and income taxes	564	1,254	753	2,372
Net interest and other financial benefits	(57)	(8)	(118)	(18)

Earnings before income taxes	621	1,262	871	2,390
Income tax expense	144	284	195	530

Net earnings	477	978	676	1,860
Less: Net earnings attributable to noncontrolling interests	—	—	—	—
Net earnings attributable to United States Steel Corporation	$477	$978	$676	$1,860

COMMON STOCK DATA:
Net earnings per share attributable to United States Steel Corporation Stockholders
Basic	$2.12	$3.80	$2.99	$7.17
Diluted	$1.89	$3.42	$2.67	$6.45
Weighted average shares, in thousands
Basic	225,538	257,267	226,430	259,348
Diluted	254,155	286,680	255,757	289,246
Dividends paid per common share	$0.05	$0.05	$0.10	$0.10

©2023 U. S. Steel All Rights Reserved www.ussteel.com United States Steel Corporation

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UNITED STATES STEEL CORPORATION
CONDENSED CASH FLOW STATEMENT (Unaudited)
	Six Months Ended June 30,
(Dollars in millions)	2023	2022
Increase (decrease) in cash, cash equivalents and restricted cash
Operating activities:
Net earnings	$676	$1,860
Depreciation, depletion and amortization	445	396
Asset impairment charges	4	157
Restructuring and other charges	3	34
Pensions and other postretirement benefits	(84)	(106)
Deferred income taxes	135	247
Working capital changes	(111)	(925)
Income taxes receivable/payable	48	229
Other operating activities	(222)	(216)
Net cash provided by operating activities	894	1,676

Investing activities:
Capital expenditures	(1,353)	(660)
Proceeds from cost reimbursement government grants	—	53
Proceeds from sale of assets	3	12
Other investing activities	—	(7)
Net cash used in investing activities	(1,350)	(602)

Financing activities:
Issuance of long-term debt, net of financing costs	238	4
Repayment of long-term debt	(20)	(73)
Common stock repurchased	(150)	(522)
Proceeds from government incentives	—	82
Other financing activities	(42)	(39)
Net cash provided by (used in) financing activities	26	(548)

Effect of exchange rate changes on cash	8	(27)

Net (decrease) increase in cash, cash equivalents and restricted cash	(422)	499
Cash, cash equivalents and restricted cash at beginning of year	3,539	2,600

Cash, cash equivalents and restricted cash at end of period	$3,117	$3,099

©2023 U. S. Steel All Rights Reserved www.ussteel.com United States Steel Corporation

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UNITED STATES STEEL CORPORATION
CONDENSED BALANCE SHEET (Unaudited)
	June 30,	December 31,
(Dollars in millions)	2023	2022
Cash and cash equivalents	$3,080	$3,504
Receivables, net	1,864	1,635
Inventories	2,540	2,359
Other current assets	351	368
Total current assets	7,835	7,866

Operating lease assets	129	146
Property, plant and equipment, net	9,436	8,492
Investments and long-term receivables, net	832	840
Intangibles, net	457	478
Goodwill	920	920
Other noncurrent assets	700	716
Total assets	$20,309	$19,458

Accounts payable and other accrued liabilities	3,112	3,016
Payroll and benefits payable	457	493
Short-term debt and current maturities of long-term debt	98	63
Other current liabilities	405	387
Total current liabilities	4,072	3,959

Noncurrent operating lease liabilities	90	105
Long-term debt, less unamortized discount and debt issuance costs	4,153	3,914
Employee benefits	139	209
Deferred income tax liabilities	576	456
Other long-term liabilities	461	504
United States Steel Corporation stockholders' equity	10,725	10,218
Noncontrolling interests	93	93
Total liabilities and stockholders' equity	$20,309	$19,458

©2023 U. S. Steel All Rights Reserved www.ussteel.com United States Steel Corporation

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UNITED STATES STEEL CORPORATION
NON-GAAP FINANCIAL MEASURES
RECONCILIATION OF ADJUSTED NET EARNINGS
	Three Months Ended June 30,				Six Months Ended June 30,
(In millions of dollars)	2023		2022		2023		2022
Net earnings and diluted net earnings per share attributable to United States Steel Corporation, as reported	$477	$1.89	$978	$3.42	$676	$2.67	$1,860	$6.45
Restructuring and other charges	2		17		3		34
Stock-based compensation expense (a)	12		16		23		32
VEBA asset surplus adjustment	(8)		—		(30)		—
Asset impairment charges	—		151		4		157
Environmental remediation charges	2		—		2		—
Other charges, net	—		—		1		(2)
Adjusted pre-tax net earnings to United States Steel Corporation	485		1,162		679		2,081
Tax impact of adjusted items (b)	(2)		(46)		(1)		(55)
Adjusted net earnings and diluted net earnings per share attributable to United States Steel Corporation	$483	$1.92	$1,116	$3.89	$678	$2.68	$2,026	$7.01
Weight average diluted ordinary shares outstanding, in millions	254.2		286.7		255.8		289.2
(a) The prior year was retroactively adjusted to reflect the reclassification of stock-based compensation expense. The adjustment was $9 million, $17 million, $12 million and $24 million, net of taxes, for the three and six months ended June 30, 2023 and 2022, respectively.

(b) The tax impact of adjusted items for the three months and six months ended June 30, 2023 is calculated using a blended tax rate of 24%. The tax impact of adjusted items for the three and six months ended June 30, 2022 was calculated using a blended tax rate of 25%.

UNITED STATES STEEL CORPORATION
NON-GAAP FINANCIAL MEASURES
RECONCILIATION OF ADJUSTED EBITDA
	Three Months Ended June 30,		Six Months Ended June 30,
(Dollars in millions)	2023	2022	2023	2022
Reconciliation to Adjusted EBITDA
Net earnings attributable to United States Steel Corporation	$477	$978	$676	$1,860
Income tax expense	144	284	195	530
Net interest and other financial benefits	(57)	(8)	(118)	(18)
Depreciation, depletion and amortization expense	224	198	445	396
EBITDA	788	1,452	1,198	2,768
Restructuring and other charges	2	17	3	34
Stock-based compensation expense (a)	12	16	23	32
Asset impairment charges	—	151	4	157
Environmental remediation charges	2	—	2	—
Other charges, net	—	—	1	(2)
Adjusted EBITDA	$804	$1,636	$1,231	$2,989
(a) The prior year was retroactively adjusted to reflect the reclassification of stock-based compensation expense.

UNITED STATES STEEL CORPORATION
NON-GAAP FINANCIAL MEASURES
RECONCILIATION OF PAST TWELVE MONTHS OF FREE AND INVESTABLE CASH FLOW
	3rd	4th	1st	2nd
	Quarter	Quarter	Quarter	Quarter	Total of the
(Dollars in millions)	2022	2022	2023	2023	Four Quarters
Net cash provided by operating activities	$1,074	$755	$181	$713	$2,723
Net cash used in investing activities	(463)	(614)	(738)	(612)	(2,427)
Free cash flow	611	141	(557)	101	296
Strategic capital expenditures	330	479	565	476	1,850
Investable free cash flow	$941	$620	$8	$577	$2,146

©2023 U. S. Steel All Rights Reserved www.ussteel.com United States Steel Corporation

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We present adjusted net earnings, adjusted net earnings per diluted share, earnings before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA, considered along with net earnings, is a relevant indicator of trends relating to our operating performance and provides management and investors with additional information for comparison of our operating results to the operating results of other companies.
Adjusted net earnings and adjusted net earnings per diluted share are non-GAAP measures that exclude the effects of items that include: restructuring and other charges, stock-based compensation expense, VEBA asset surplus adjustment, asset impairment charges, environmental remediation charges, tax impact of adjusted items and other charges, net (Adjustment Items). Adjusted EBITDA is also a non-GAAP measure that excludes the effects of certain Adjustment Items. We present adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations by excluding the effects of events that can obscure underlying trends. U. S. Steel's management considers adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company's liquidity. U. S. Steel’s management considers adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance because management does not consider the Adjustment Items when evaluating the Company’s financial performance. Adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA should not be considered a substitute for net earnings, earnings per diluted share or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies.
We also present free cash flow, a non-GAAP measure of cash generated from operations after any investing activity and investable free cash flow, a non-GAAP measure of cash generated from operations, after any investing activity adjusted for strategic capital expenditures. We believe that free cash flow and investable free cash flow provides further insight into the Company's overall utilization of cash. A condensed consolidated statement of operations (unaudited), condensed consolidated cash flow statement (unaudited), condensed consolidated balance sheet (unaudited) and preliminary supplemental statistics (unaudited) for U. S. Steel are attached.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This release contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “plan,” “goal,” “future,” “will,” “may,” and similar expressions or by using future dates in connection with any discussion of, among other things, the construction or operation of new or existing facilities or operating capabilities, the timing, size and form of share repurchase transactions, operating or financial performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, changes in the global economic environment, including supply and demand conditions, inflation, interest rates, supply chain disruptions and changes in prices for our products, international trade duties and other aspects of international trade policy, statements regarding our future strategies, products and innovations, statements regarding our greenhouse gas emissions reduction goals, statements regarding existing or new regulations and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-

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looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, the risks and uncertainties described in “Item 1A. Risk Factors” in our Annual report on Form 10-K for the year ended December 31, 2022 and those described from time to time in our future reports filed with the Securities and Exchange Commission.
References to “U. S. Steel,” “the Company,” “we,” “us,” and “our” refer to United States Steel Corporation and its consolidated subsidiaries, and references to “Big River Steel” refer to Big River Steel Holdings LLC and its direct and indirect subsidiaries unless otherwise indicated by the context.
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2023-023
Founded in 1901, United States Steel Corporation is a leading steel producer. With an unwavering focus on safety, the Company’s customer-centric Best for All® strategy is advancing a more secure, sustainable future for U. S. Steel and its stakeholders. With a renewed emphasis on innovation, U. S. Steel serves the automotive, construction, appliance, energy, containers, and packaging industries with high value-added steel products such as U. S. Steel’s proprietary XG3® advanced high-strength steel. The Company also maintains competitively advantaged iron ore production and has an annual raw steelmaking capability of 22.4 million net tons. U. S. Steel is headquartered in Pittsburgh, Pennsylvania, with world-class operations across the United States and in Central Europe. For more information, please visit www.ussteel.com.

©2023 U. S. Steel All Rights Reserved www.ussteel.com United States Steel Corporation